UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported): May 26, 2023

FOXO TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39783	85-1050265
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

729 N. Washington Ave., Suite 600 Minneapolis, MN	55401
(Address of Principal Executive Offices)	(Zip Code)

(612) 562-9447

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001	FOXO	NYSE American

Warrants, each warrant exercisable for one share of Class A Common Stock for $11.50 per share	FOXO WS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Exchange Offer and PIK Note Offer to Amend

On May 26, 2023, FOXO Technologies Inc. (the “Company,” “we,” “us” or “our”) consummated (i) its issuer tender offer to all holders of the Company’s Assumed Warrants (as defined below) to receive 4.83 shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), in exchange for each Assumed Warrant tendered pursuant to the terms and subject to the conditions set forth in the Company’s issuer tender offer statement on Schedule TO and the related exhibits included therein originally filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 27, 2023, and amended by Amendment No. 1 on May 5, 2023 and Amendment No. 2 on May 30, 2023 (the “Exchange Offer”), and (ii) its issuer tender offer to all holders of the Company’s 15% Senior Promissory Notes (the “PIK Notes”) that were issued to accredited investors in a private placement pursuant to a Senior Promissory Note Purchase Agreement, dated September 20, 2022, between the Company and each purchaser thereof (the “PIK Note Purchase Agreement”), to receive 1.25 shares of Class A Common Stock for every $1.00 of the Original Principal Amount (as defined in the PIK Notes) of such holder’s PIK Notes, in exchange for the consent by such holder of PIK Notes to amendments to the PIK Note Purchase Agreement, pursuant to the terms and subject to the conditions set forth in the Company’s issuer tender offer statement on Schedule TO and the related exhibits included therein originally filed with the SEC on April 27, 2023, and amended by Amendment No. 1 on May 5, 2023 and Amendment No. 2 on May 30, 2023 (the “PIK Note Offer to Amend”). The Exchange Offer and the PIK Note Offer to Amend each expired at 11:59 p.m., Eastern Time, on May 26, 2023 (the “Exchange Offer Expiration Date” or the “PIK Note Offer to Amend Expiration Date,” as applicable).

Warrants eligible to be tendered pursuant to the Exchange Offer included all 1,905,853 of the Company’s outstanding warrants to purchase one share of Class A Common Stock per warrant at an exercise price per share of $6.21, subject to adjustment, that were originally issued to accredited investors by FOXO Technologies Operating Company (“Legacy FOXO”) in a private placement of convertible debentures (as amended, the “Original Debentures”) and warrants to purchase shares of Class A common stock of Legacy FOXO (as amended, the “Original Warrants” and together with the Original Debentures, the “Original Securities”) and assumed by us pursuant to the business combination of our predecessor, Delwinds Insurance Acquisition Corp. and Legacy FOXO consummated on September 15, 2022 (the “Business Combination”) (the “Assumed Warrants” and together with the Original Securities, the “Securities”).

As part of the Exchange Offer, the Company also solicited consents from holders of the Assumed Warrants to amend and restate in its entirety the Securities Purchase Agreement, dated as of January 25, 2021 (as amended, the “Original Securities Purchase Agreement”), by and between Legacy FOXO (and assumed by the Company in connection with the Business Combination) and each purchaser of Original Securities identified on the signature pages thereto, which governs all of the Securities, pursuant to the terms of an Amended and Restated Securities Purchase Agreement (the “Amendment and Restatement”), to provide that the issuance of shares of Class A Common Stock and certain issuances of Common Stock Equivalents (as defined in the Original Securities Purchase Agreement) in connection with the Exchange Offer, the PIK Note Amendment (as defined below), the 2022 Debenture Release (as defined below), a Private Placement (as defined below) and a Public Financing (as defined below), and as Private Placement Additional Consideration (as defined below), as well as any previous issuance of Class A Common Stock or Common Stock Equivalents (as defined in the Original Securities Purchase Agreement), do not trigger, and cannot be deemed to have triggered, any anti-dilution adjustments in the Securities.

In order to tender Assumed Warrants in the Exchange Offer, holders were required to consent to the Amendment and Restatement and a general release (the “Exchange Offer General Release Agreement”). Holders who tendered their Assumed Warrants in the Exchange Offer were deemed to have authorized, approved, consented to and executed the Amendment and Restatement and the Exchange Offer General Release Agreement.

The consummation of the Exchange Offer was conditioned upon, among other things, stockholder approval of the issuance of Class A Common Stock as required by NYSE American Company Guide Section 713, and that Assumed Warrants, the holders of which purchased at least 50.01% in interest of the Original Debentures based on the initial Subscription Amounts (as defined in the Original Securities Purchase Agreement) thereof (which is the minimum amount required to amend the Original Securities Purchase Agreement), are tendered in the Exchange Offer.

Pursuant to the Exchange Offer, an aggregate of 1,647,201 Assumed Warrants were tendered, the holders of which purchased at least 50.01% in interest of the Original Debentures based on the initial Subscription Amounts thereof. As disclosed in Item 5.07 of this Current Report on Form 8-K, the Company’s stockholders approved the issuance of Class A Common Stock in connection with the Exchange Offer at the Company’s 2023 Annual Meeting of Stockholders held on May 26, 2023 (the “Annual Meeting”). We issued an aggregate of 7,955,948 shares of Class A Common Stock to the holders of Assumed Warrants who participated in the Exchange Offer, on the terms and subject to the conditions of the Exchange Offer. The Amendment and Restatement and the Exchange Offer General Release Agreement are each effective as the Exchange Offer Expiration Date.

Pursuant to the PIK Note Offer to Amend, the Company solicited approval from holders of PIK Notes to amend the PIK Note Purchase Agreement to permit the following issuances by the Company of Class A Common Stock and Common Stock Equivalents (as defined in the PIK Note Purchase Agreement), without prepaying the PIK Notes: (i) the issuance of shares of Class A Common Stock in connection with the PIK Offer Note Offer to Amend, (ii) the issuance of shares of Class A Common Stock in connection with the Exchange Offer, (iii) the issuance of shares of Class A Common Stock or Common Stock Equivalents (as defined in the PIK Note Purchase Agreement) in connection with the 2022 Debenture Release (as defined below), (iv) the issuance of shares of Class A Common Stock or Common Stock Equivalents (as defined in the PIK Note Purchase Agreement) in (a) a private placement of the Company’s equity, equity-linked or debt securities resulting in gross proceeds to the Company no greater than $5 million (a “Private Placement”) and/or (b) a registered offering of the Company’s equity, equity-linked or debt securities resulting in gross proceeds to the Company no greater than $20 million (a “Public Financing”); provided that (A) the proceeds of a Private Placement resulting in gross proceeds to the Company of at least $2 million are used by the Company to prepay not less than 25% of the Outstanding Principal Balance (as defined in the PIK Notes) as of the date of prepayment on a pro rata basis upon the closing of such Private Placement, and (B) the proceeds of a Public Financing resulting in gross proceeds to the Company of at least $10 million are used by the Company to prepay all of the Outstanding Principal Balance as of the date of prepayment upon the closing of such Public Financing, and (v) the issuance of shares of Class A Common Stock or Common Stock Equivalents (as defined in the PIK Note Purchase Agreement) as Private Placement Additional Consideration (as defined below) (collectively, the “PIK Note Amendment”).

In order to participate in the PIK Note Offer to Amend, in addition to consenting to the PIK Note Amendment, holders of PIK Notes were required to consent to a general release (the “PIK Note Offer to Amend General Release Agreement”). Holders who participated in the PIK Note Offer to Amend were deemed to have authorized, approved, consented to and executed the PIK Note Amendment and the PIK Note Offer to Amend General Release Agreement.

The consummation of the PIK Note Offer to Amend was conditioned upon, among other things, stockholder approval of the issuance of Class A Common Stock as required by NYSE American Company Guide Section 713, and the receipt of consent of holders that purchased at least 50.01% in interest of the aggregate principal balance of the PIK Notes (which is the minimum amount required to amend the PIK Note Purchase Agreement) (the “Majority Consent”).

Pursuant to the PIK Note Offer to Amend, all PIK Note holders participated in the PIK Note Offer to Amend, and therefore Majority Consent was obtained. As disclosed in Item 5.07 of this Current Report on Form 8-K, the Company’s stockholders approved the issuance of Class A Common Stock in connection with the PIK Note Offer to Amend at the Annual Meeting. We issued an aggregate of 4,321,875 shares of Class A Common Stock on a pro rata basis to the PIK Note holders who participated in the PIK Note Offer to Amend, on the terms and subject to the conditions of the PIK Note Offer to Amend. The PIK Note Amendment and the PIK Note Offer to Amend General Release Agreement are each effective as of the PIK Note Offer to Amend Expiration Date.

Because the PIK Note Amendment was approved, if the Company conducts a Private Placement, each investor who participates in the Private Placement who was a holder of Assumed Warrants or PIK Notes as of the commencement of the Exchange Offer or the PIK Note Offer to Amend, as applicable, and each former holder of 2022 Debentures (as defined below), may receive additional shares of Class A Common Stock or Common Stock Equivalents (as defined in the Original Securities Purchase Agreement or the PIK Note Purchase Agreement, as applicable) in addition to the other terms of such Private Placement offered to all investors, whether or not such holder participated in the Exchange Offer or the PIK Note Offer to Amend, as applicable (the “Private Placement Additional Consideration”).

The Company’s Board of Directors (the “Board”) has also authorized the Company to offer Class A Common Stock or Common Stock Equivalents (as defined in the Original Securities Purchase Agreement or the PIK Note Purchase Agreement, as applicable) in exchange for a general release by the former holders of 10% Original Issue Discount Convertible Debentures issued in 2022 by Legacy FOXO (the “2022 Debentures”), which 2022 Debentures were automatically converted into Class A common stock of Legacy FOXO and exchanged by the Company for Class A Common Stock in connection with the Business Combination, subject to stockholder approval and other conditions to be determined by the Company, at a future date to be determined by the Company (the “2022 Debenture Release”). As currently contemplated, and subject to change, each former holder of the 2022 Debentures that executes such general release would receive approximately 0.67 shares of Class A Common Stock for every $1.00 of original principal amount of its 2022 Debentures, and if all former holders of 2022 Debentures execute such general release, up to 18,760,000 shares of Class A Common Stock would be issued by the Company to such former holders of the 2022 Debentures.

The foregoing description of the Amendment and Restatement, the Exchange Offer General Release Agreement, the PIK Note Amendment and the PIK Note Offer to Amend General Release Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment and Restatement, the Exchange Offer General Release Agreement, the PIK Note Amendment and the PIK Note Offer to Amend General Release Agreement, copies of which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K with respect to the Exchange Offer and the PIK Note Offer to Amend and the issuance of shares of Class A Common Stock in connection with the Exchange Offer and the PIK Note Offer to Amend is incorporated herein by reference. The shares of Class A Common Stock issued to holders of Assumed Warrants or PIK Notes who participated in the Exchange Offer or the PIK Note Offer to Amend, as applicable, have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and were instead offered pursuant to the exemption provided in Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder. In connection with the Exchange Offer, all holders of tendered Assumed Warrants represented that they were “accredited investors.” The holders of Assumed Warrants previously represented to the Company that they were “accredited investors” in connection with the transactions in which such holders acquired the Securities. Similarly, in connection with the PIK Note Offer to Amend, all participating holders of PIK Notes represented that they were “accredited investors.”

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to FOXO Technologies Inc. 2022 Equity Incentive Plan

At the Annual Meeting, the Company’s stockholders, upon the recommendation of the Board, approved an amendment to the FOXO Technologies Inc. 2022 Equity Incentive Plan (the “2022 Plan”) to increase the number of shares reserved for issuance thereunder by 3,232,385 shares of Class A Common Stock (the “Plan Amendment”). Descriptions of the 2022 Plan and the Plan Amendment are set forth in the section entitled “Proposal 6 – Equity Incentive Plan Share Increase” in the Company’s definitive proxy statement for the Annual Meeting filed with the SEC on May 4, 2023 (the “Proxy Statement”), and such descriptions are incorporated by reference herein. Those descriptions and the description of the Plan Amendment in this Item 5.02 of this Current Report on Form 8-K do not purport to be complete and are qualified in their entirety by reference to the 2022 Plan, as amended by the Plan Amendment, a copy of which is attached hereto and incorporated herein by reference in its entirety as Exhibit 10.5 to this Current Report on Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 26, 2023, the Company held the Annual Meeting. At the Annual Meeting, the Company’s stockholders voted on eight (8) proposals, each of which is described in more detail in the Proxy Statement. At the beginning of the Annual Meeting, there were 17,424,619 shares of Class A Common Stock present or represented by proxy at the Annual Meeting, which represented approximately 63.55% of the voting power of the shares of the Company’s outstanding shares of voting stock entitled to vote at the Annual Meeting, and which constituted a quorum for the transaction of business. Holders of Class A Common Stock were entitled to one vote for each share held as of the close of business on April 10, 2023. Summarized below are the final voting results for each proposal submitted to a vote of the stockholders at the Annual Meeting. The proposals below are described in detail in the Proxy Statement.

Proposal 1. Election of Director.

Nominee	For	Against	Abstentions	Broker Non-Votes
Bret Barnes	15,275,011	0	375,243	1,774,365

Bret Barnes was elected to serve as a director until the next annual meeting or until the election and qualification of his successor.

Proposal 2. Approval of an amendment to our Second Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of our issued and outstanding Class A Common Stock at a ratio ranging from one-for-ten (1:10) to one-for-one hundred (1:100) (the “Reverse Split”) with the exact ratio within such range to be determined at the sole discretion of the Board and with such Reverse Split to be effected at such time and date, if at all, as determined by the Board in its sole discretion provided that the Reverse Split be effected prior to the one-year anniversary of the date the Reverse Split is approved by our stockholders.

For	Against	Abstentions
16,644,104	742,136	38,379

There were no broker non-votes on this proposal.

The stockholders approved the Reverse Split.

Proposal 3. Approval of, for purposes of complying with NYSE American Rule 713, the issuance of shares of Class A Common Stock in an amount equal to or in excess of 20% of our Class A Common Stock outstanding immediately prior to such issuance in connection with the Exchange Offer.

For	Against	Abstentions	Broker Non-Votes
14,811,535	823,520	15,199	1,774,365

The stockholders approved the issuance of shares of Class A Common Stock in an amount equal to or in excess of 20% of our Class A Common Stock outstanding immediately prior to such issuance in connection with the Exchange Offer.

Proposal 4. Approval of, for purposes of complying with NYSE American Rule 713, the issuance of shares of Class A Common Stock in an amount equal to or in excess of 20% of our Class A Common Stock outstanding immediately prior to such issuance as consideration for the holders of PIK Notes for entering into the PIK Note Amendment.

For	Against	Abstentions	Broker Non-Votes
14,896,645	740,510	13,099	1,774,365

The stockholders approved the issuance of shares of Class A Common Stock in an amount equal to or in excess of 20% of our Class A Common Stock outstanding immediately prior to such issuance as consideration for the holders of PIK Notes for entering into the PIK Note Amendment.

Proposal 5. Approval of, for purposes of complying with NYSE American Rule 713, the issuance of shares of Class A Common Stock in an amount equal to or in excess of 20% of our Class A Common Stock outstanding immediately prior to such issuance as consideration to former holders of the 2022 Debentures that execute a general release.

For	Against	Abstentions	Broker Non-Votes
15,110,320	521,248	18,686	1,774,365

The stockholders approved the issuance of shares of Class A Common Stock in an amount equal to or in excess of 20% of our Class A Common Stock outstanding immediately prior to such issuance as consideration to former holders of the 2022 Debentures that execute a general release.

Proposal 6. Approval of the Plan Amendment, as described in Item 5.02 of this Current Report on Form 8-K.

For	Against	Abstentions	Broker Non-Votes
14,754,566	886,308	9,380	1,774,365

The stockholders approved the Plan Amendment.

Proposal 7. Ratification of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

For	Against	Abstentions
17,077,789	186,977	159,853

There were no broker non-votes on this proposal.

The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

Proposal 8. Authorization to adjourn the Annual Meeting.

For	Against	Abstentions
16,876,745	495,901	51,973

There were no broker non-votes on this proposal.

The stockholders approved the authorization to adjourn the Annual Meeting.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements.” Any statements contained in this Current Report on Form 8-K that do not describe historical facts may constitute forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “if”, “may”, “should”, “expects”, “plans”, “anticipates”, “believes”, “estimates”, “predicts”, “potential” or “continue” or the negative of these terms or other comparable terminology and include statements regarding the 2022 Debenture Release, the Reverse Split and whether the Company will conduct a Private Placement and/or a Public Financing. These forward-looking statements are based on information currently available to the Company’s management as well as estimates and assumptions made by its management and are subject to risks and uncertainties that may cause actual results, performance or developments to differ materially from those contained in the statements. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, which may cause the Company’s or its industry’s actual results, levels of activity or performance to be materially different from any future results, levels of activity or performance expressed or implied by these forward-looking statements. These forward-looking statements are made as of the date of this Current Report on Form 8-K, and the Company does not undertake an obligation to update these forward-looking statements after such date.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Amended and Restated Securities Purchase Agreement.

10.2	Exchange Offer General Release Agreement.

10.3	Amendment No. 1 to Senior Promissory Note Purchase Agreement.

10.4	PIK Note Offer to Amend General Release Agreement.

10.5	FOXO Technologies Inc. 2022 Equity Incentive Plan, as amended.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOXO Technologies Inc.

By:	/s/ Tyler Danielson
	Name:	Tyler Danielson
	Title:	Interim Chief Executive Officer

Date: May 30, 2023